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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 23, 2002


                                 Husker Ag, LLC
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Nebraska                    333-60580                 47-0836953
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


           510 Locust Street
             P.O. Box 10
          Plainview, Nebraska                                      68769
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (402) 582-4446

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Item 1.  Changes in Control of Registrant.

Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Not Applicable.

Item 3.  Bankruptcy or Receivership

Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

Not Applicable.


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Item 5.  Other Events.

         On October 23, 2002, The Better Energy Company, LLC, a South Dakota limited liability company ("Better Energy") purchased 3,060 membership units in Husker Ag, LLC (the "Company") from various members of the Company which represents a 19.98% ownership interest in the Company. As part of this transaction, Sapp Bros. Investments, LLC sold all of its 2,540 membership units to Better Energy and Dean Sapp sold all of his 500 membership units to Better Energy.

         In connection with the transfer of membership units described above, Dean Sapp (Class III) Lee Sapp (Class II) and William Sapp (Class I) all resigned from the Company's Board of Directors and all committee positions effective as of October 23, 2002.

         On October 29, 2002, the Board appointed Scott J. Carpenter to fill the Class II vacancy, David Kolsrud to fill the Class III vacancy and Ronald Fick to fill the Class I vacancy. In connection with the transfer of membership units described above, Better Energy requested representation on the Company's Board of Directors in light of its significant ownership interest in the Company. David Kolsrud and Ronald Fick are members of Better Energy. Scott J. Carpenter is not affiliated with Better Energy.

         The Company's operating agreement, as amended, provides that the Board of Directors shall be divided into three classes, Class I, Class II, and Class III, with Class I consisting of five (5) directors and Class II and Class III each consisting of four (4) directors. Class I directors were elected to serve until the 2002 annual meeting of members and, thereafter, the terms of the Class I directors extend until the third succeeding annual meeting after each election of such directors. Class II directors were elected to serve until the 2003 annual meeting of members and, thereafter, the terms of Class II directors extend until the third succeeding annual meeting after each election of such directors. Class III directors were elected to serve until the 2004 annual meeting of members and thereafter, the terms of Class III directors extend until the third succeeding annual meeting after each election of such directors.

Item 6.  Resignation of Registrant's Directors.

Not Applicable.

Item 7.  Financial Statements and Exhibits

         None.

Item 8.  Change in Fiscal Year

Not Applicable.

Item 9.  Regulation FD Disclosure

Not Applicable.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    HUSKER AG, LLC


Dated:  November 12, 2002           By:  /s/ O. Kelly Hodson
                                         ---------------------------------
                                         O. Kelly Hodson
                                         Chairman of the Board and President